UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

2016 Annual Report November 30, 2016

www.tortoiseadvisors.com

Tortoise VIP MLP & Pipeline Portfolio
2016 Annual Report

Table of Contents

Letter to Shareholders	3

Tortoise VIP MLP & Pipeline Portfolio: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	18

Trustees and Officers	19

Additional Information	21

Sector allocations
		Total assets
Name/Ticker	Primary focus	($000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise VIP MLP & Pipeline Portfolio Class II Shares (TVPTX) Inception: 4/2014	North American pipeline companies	$6,883.8

1 As of 12/31/2016
2 As of 11/30/2016

2	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Dear fellow shareholder,

The fiscal year ending November 30, 2016 had both highs and lows, including crude oil prices hitting their lowest point since 2003 in February of 2016. The subsequent recovery drove positive performance across the broad energy sector with the S&P Energy Select Sector® Index returning 12.8% for the fiscal year, a reversal from the double digit negative return for the 2015 fiscal year. While positive, energy fixed income didn’t perform as well as energy equities, mainly due to the energy equity market’s substantial rebound following the 2015 downturn.

The main drivers across the energy value chain included a decline in U.S. crude oil production and an agreement from the Organization of Petroleum Exporting Countries (OPEC) to reduce production leading to higher crude oil prices, improvement in midstream fundamentals despite project delays, increased export of energy commodities and the more energy friendly candidate, Donald Trump, being elected as the next President.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned 19.7% for the fiscal year. This stark improvement from last year was driven by higher crude oil prices due to a decline in the U.S. oil rig count. U.S. crude oil production is estimated to average 8.9 million barrels per day (MMbbl/d) in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Production is estimated to increase slightly in 2017.1

Fiscal year 2016 was one of the most volatile crude oil price environments in recent years. West Texas Intermediate (WTI) started the period at $41.65 per barrel and bottomed at $26.21 on February 11. Oil prices briefly surpassed $50 in June, but did not hit $50 again until October, peaking at $51.60 on October 19. WTI ended the fiscal year at $49.44 per barrel.

The fiscal year ended on a positive note with the November 30 OPEC meeting. Members reached an agreement to set a production ceiling of 32.5 MMbbl/d, representing an estimated 1.2 MMbbl/d production cut, effective January 1, 2017. In addition, an understanding was reached with key non-OPEC countries, including Russia, which should result in a production decrease of 600,000 barrels per day. From a fundamental perspective, we expect that OPEC’s production cut will help bring global oil inventories back to a more normal level and bring more stability to oil prices.

There have been two overarching themes for U.S. oil producers throughout the recent energy downturn. The first is drilling efficiency. Many producers have been successful in lowering drilling costs while increasing drilling intensity, leading to greater production volumes. The second is management teams’ continued focus on increasing capital efficiency by concentrating on drilling core acreage.

Natural gas prices opened the fiscal year at $2.09 per million British thermal units (MMBtu) and troughed at $1.49 on March 4 due to warm winter temperatures crimping demand. Prices increased over the summer with hot weather throughout most of the country and ended the fiscal year at the peak of $3.30 as forecasts for colder weather prompted higher demand expectations. Natural gas production is projected to decline in 2016, which would be the first annual production decline since 20051, though production is expected to increase again in 2017 and 2018.1

Midstream

Pipeline companies recovered along with the rest of the energy sector with the Tortoise North American Pipeline IndexSM returning 24.8% for the fiscal year. MLPs, represented by the Tortoise MLP Index®, experienced some technical pressure from fickle capital markets and underperformed c-corp pipeline companies, returning 11.8% for the fiscal year.

The proposed merger of The Williams Companies, Inc. (WMB) and Energy Transfer Equity (ETE) was a hot topic throughout the fiscal year. After a long, drawn-out saga, the two companies decided to remain separate and have moved on to their individual strategic plans.

Like producers, many midstream companies prioritized balance sheet strength over distribution growth. Companies retained more cash flow to reduce debt, sought support from a parent company, sold assets and/or deferred or canceled projects where prudent.

Companies continued to face regulatory challenges in building new pipelines, particularly over the latter half of the fiscal year. Generally those requiring federal government approval and/or those in heavily populated areas faced significant headwinds, although we believe these headwinds will ease with the upcoming U.S. administration changes. Even with these challenges, our long-term outlook for the midstream sector remains positive. Our projection for capital investments in MLPs, pipeline and related organic projects remains at approximately $120 billion for 2016 to 2018, though we expect it to decrease when 2016 rolls off and 2019 is added.

Downstream

Though still attractive, refiners’ and petrochemical companies’ margins narrowed as crude oil prices rose over the fiscal year. Nevertheless, refiners performed well due to strong demand. Petrochemicals saw compressed margins throughout the fiscal year, though we believe new facilities coming on-line in the near future could enhance cash flows. Utilities retreated as interest rates increased at fiscal year-end. Renewable energy sources continued to gain traction, and in tandem with natural gas, brought cleaner, economically competitive energy sources.

As we expected, 2016 was a milestone year for energy exports. For the first time in 40 years, U.S. crude oil was exported. In early 2016, the first liquefied natural gas (LNG) shipment was also exported as two LNG trains came on-line this year, and ethane was shipped for the first time in March. Finally, liquefied petroleum gas (LPG) exports year-to-date through October were up an average of 22% compared to 2015.1

(unaudited)
Tortoise Capital Advisors	3

Capital markets

Capital markets became more active as the year progressed. MLPs and other pipeline companies raised approximately $50 billion during the fiscal year ending November 30, split fairly evenly between equity and debt. Exploration and production companies also continued to raise capital throughout the fiscal year, totaling nearly $45 billion.

In September, Noble Midstream Partners LP had the first MLP initial public offering in the sector in more than a year. Merger and acquisition activity among MLPs and other pipeline companies totaled approximately $130 billion, with most of the activity occurring during the fourth fiscal quarter. Sunoco Logistics Partners L.P. had the largest transaction of the year with its acquisition of Energy Transfer Partners, L.P. in a deal valued at about $50 billion.

Concluding thoughts

Fiscal year 2016 was a stark reversal from fiscal year 2015 with improvement across the energy value chain following the bottoming of crude oil prices in February. In addition, the U.S. has become an even more relevant player in the global energy landscape as exports of natural gas, natural gas liquids and crude oil exports grow.

As we look into 2017, we are encouraged by OPEC’s recent announcement to support prices, U.S. producers’ demonstrated continued ability to earn solid returns in a lower price environment and the U.S. political landscape’s support for energy. We remain optimistic on the long-term investment prospects within the energy space.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index. Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, January 2017

(unaudited)
4	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise VIP MLP & Pipeline Portfolio

Basic portfolio facts

Investment objective: Total return

Structure: Regulated investment company

Class II
Ticker	TVPTX
Net expense ratio(1)	1.51%

(1)

Tortoise has contractually agreed to limit total operating expenses (excluding acquired portfolio fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through March 31, 2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding this expense limit.

Top ten holdings (as of November 30, 2016)

1.	The Williams Companies, Inc.	8.4%
2.	TransCanada Corporation	7.6%
3.	Spectra Energy Corporation	7.6%
4.	Kinder Morgan, Inc.	7.2%
5.	ONEOK, Inc.	6.7%
6.	Enbridge Inc.	6.4%
7.	Cheniere Energy, Inc.	5.7%
8.	Plains GP Holdings, L.P.	4.2%
9.	Targa Resources Corp.	3.9%
10.	Inter Pipeline Ltd.	3.3%

Targeted investment characteristics

The portfolio’s targeted investments will generally have the following characteristics:

●

Strategic essential energy infrastructure assets – Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and have experienced relatively inelastic demand.

●	Long-lived assets – Companies that operate tangible assets with prospects for long economic useful lives (generally 20 years or more).
●

History of predictable, recurring revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with historically low commodity price risk.

●	Total-return potential through growth and current income – Companies that generate a current cash return at the time of investment with dividend or distribution growth potential.
●	Stable operating structures – Companies with relatively low maintenance expenditures and economies of scale.
●	High barriers to entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.
●

Experienced management teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience and focus in their particular segments of the energy infrastructure industry.

Value of $10,000 vs. S&P 500® Index
Since inception on April 30, 2014 through November 30, 2016

This chart illustrates the performance of a hypothetical $10,000 investment made on April 30, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the portfolio’s distributions or the redemption of portfolio shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the portfolio and dividends for the index.

The performance data quoted above represents past performance since inception on April 30, 2014 through November 30, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)
Tortoise Capital Advisors	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition by Enbridge Inc. creating the largest North American energy infrastructure company as well as steady cash flow and strong dividend growth supported by midstream growth projects
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition of Columbia Pipeline creates Northeast footprint
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a corporate simplification transaction, as well as exposure to Permian Basin growth and NGL prices
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Announced acquisition by TransCanada Corporation

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Balance sheet concerns and Chesapeake counterparty risk
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield, high growth names were out of favor
MarkWest Energy Partners, L.P.	Midstream gathering and processing MLP	Reduced growth rate following MPLX acquisition
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Decline in global liquefied natural gas (LNG) prices decreased the U.S. LNG export arbitrage
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names, such as this, were out of favor

Total returns (as of November 30, 2016)

Ticker	Class	1 year	Since inception(1)	Gross expense ratio
TVPTX	Class II	23.67%	-5.46%	9.12%
S&P 500® Index(2)		8.06%	8.46%	—
TNAPT(3)		24.81%	-0.64%	—

(1)	Reflects period from fund inception on 4/30/2014 through 11/30/2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)
6	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise VIP MLP & Pipeline Portfolio

Variable investment options are subject to market risk, including loss of principal, and are suitable for long-term investing, particularly for retirement. An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There are charges and expenses associated with annuities and variable life insurance products, including mortality and expense risk charges, administrative fees, expenses for optional riders and deferred sales charges for early withdrawals. Withdrawals before age 59 1/2 may be subject to a 10 percent IRS penalty.

Investing involves risk. Principal loss is possible. This portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified portfolio. Therefore, the portfolio is more exposed to individual stock volatility than a diversified portfolio. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)
Tortoise Capital Advisors	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 – November 30, 2016).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2016 to
	(06/01/2016)	(11/30/2016)	11/30/2016)
Class II Actual(2)	$1,000.00	$1,159.70	$8.10
Class II Hypothetical
(5% annual return	$1,000.00	$1,017.50	$7.57
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2016 of 15.97%.

(unaudited)
8	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Schedule of Investments
November 30, 2016

	Shares	Fair Value
Common Stock — 72.5%(1)
Canadian Crude Oil Pipelines — 12.2%(1)
Enbridge Inc.	10,103	$424,730
Inter Pipeline Ltd.	10,793	219,427
Pembina Pipeline Corporation	6,454	189,637
		833,794
Canadian Natural Gas/Natural Gas Liquids Pipelines — 9.6%(1)
Keyera Corp.	5,327	153,112
TransCanada Corporation	11,284	505,862
		658,974
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.5%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	8,290	36,092
United States Crude Oil Pipelines — 6.1%(1)
Plains GP Holdings, L.P.	7,865	276,528
SemGroup Corp.	3,902	140,667
		417,195
United States Local Distribution Company — 1.0%(1)
NiSource Inc.	3,097	67,948
United States Natural Gas Gathering/Processing — 13.7%(1)
EnLink Midstream, LLC	6,954	127,258
Targa Resources Corp.	4,860	258,989
The Williams Companies, Inc.	18,078	554,995
		941,242
United States Natural Gas/Natural Gas Liquids Pipelines — 28.7%(1)
Cheniere Energy, Inc.(2)	9,196	375,749
Kinder Morgan, Inc.	21,338	473,704
National Fuel Gas Company	1,835	103,457
ONEOK, Inc.	8,098	444,823
Spectra Energy Corporation	12,335	505,118
Tallgrass Energy GP, LP	2,686	65,001
		1,967,852
United States Refined Product Pipelines — 0.7%(1)
VTTI Energy Partners LP	2,726	48,659
Total Common Stock
(Cost $4,840,329)		4,971,756
Master Limited Partnerships — 24.1%(1)
United States Crude Oil Pipelines — 5.7%(1)
Genesis Energy, L.P.	935	32,669
Plains All American Pipeline, L.P.	3,155	103,957
Shell Midstream Partners, L.P.	3,042	83,898
Sunoco Logistics Partners L.P.	4,322	102,388
Tesoro Logistics LP	1,408	66,359
		389,271
United States Natural Gas Gathering/Processing — 5.0%(1)
Antero Midstream Partners LP	851	23,973
MPLX LP	4,030	132,386
Noble Midstream Partners LP	504	16,163
Rice Midstream Partners LP(3)	2,803	57,097
Rice Midstream Partners LP	623	13,426
Western Gas Equity Partners, LP	351	15,072
Western Gas Partners, LP	1,496	85,377
		343,494
United States Natural Gas/Natural Gas Liquids Pipelines — 7.1%(1)
Columbia Pipeline Partners LP	867	14,869
Energy Transfer Equity, L.P.	6,154	104,803
Energy Transfer Partners, L.P.	896	31,468
Enterprise Products Partners L.P.	7,886	204,484
EQT GP Holdings LP	651	16,080
EQT Midstream Partners LP	913	66,859
ONEOK Partners, L.P.	379	15,842
Spectra Energy Partners, LP	357	15,169
Tallgrass Energy Partners, LP	332	15,551
		485,125
United States Refined Product Pipelines — 6.3%(1)
Buckeye Partners, L.P.	1,731	111,373
Holly Energy Partners, L.P.	1,982	63,939
Magellan Midstream Partners, L.P.	2,236	154,843
Phillips 66 Partners LP	1,157	52,215
Valero Energy Partners LP	1,246	50,363
		432,733
Total Master Limited Partnerships
(Cost $1,637,787)		1,650,623
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.29%(4)
(Cost $9,795)	9,795	9,795
Total Investments — 96.8%(1)
(Cost $6,487,911)		6,632,174
Other Assets in Excess of Liabilities, Net — 3.2%(1)		221,928
Total Net Assets — 100.0%(1)		$6,854,102

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $57,097, which represents 0.8% of net assets. See Note 2 to the financial statements for further disclosure.
(4)	Rate indicated is the current yield as of November 30, 2016.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	9

Statement of Assets & Liabilities
November 30, 2016

Assets:
Investments, at fair value (cost $6,487,911)	$6,632,174
Receivable for investment securities sold	103,109
Dividends & interest receivable	9,879
Receivable for capital shares sold	143,830
Receivable for Adviser expense reimbursement	22,099
Prepaid expenses	296
Total assets	6,911,387
Liabilities:
Payable to Adviser	4,486
Payable for fund administration & accounting fees	10,807
Payable for compliance fees	1,624
Payable for custody fees	2,792
Payable for transfer agent fees & expenses	2,612
Payable to trustees	229
Accrued expenses	32,501
Accrued distribution & shareholder service fees	2,234
Total liabilities	57,285
Net Assets	$6,854,102

Net Assets Consist of:
Capital stock	$7,079,553
Undistributed net investment income	87,119
Accumulated net realized loss on investments	(456,830)
Net unrealized appreciation of investments and translations of foreign currency	144,260
Net Assets	$6,854,102

Class II
Net Assets	$6,854,102
Shares issued and outstanding(1)	807,057
Net asset value, redemption price and offering price per share	$8.49

(1) Unlimited shares authorized

See accompanying Notes to Financial Statements.
10	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Statement of Operations
For the Year Ended November 30, 2016

Investment Income:
Dividends and distributions from common stock	$151,293
Distributions from master limited partnerships	65,758
Less: return of capital on distributions	(100,199)
Less: foreign taxes withheld	(6,355)
Net dividends and distributions from investments	110,497
Dividends from money market mutual funds	592
Total investment income	111,089
Expenses:
Fund administration & accounting fees (See Note 5)	67,529
Audit & tax fees	40,730
Advisory fees (See Note 5)	35,157
Distribution and shareholder service fees Class II (See Note 6)	16,544
Transfer agent fees & expenses (See Note 5)	15,494
Custody fees (See Note 5)	13,627
Legal fees	10,580
Trustee fees (See Note 5)	10,223
Compliance fees (See Note 5)	9,750
Other	8,800
Shareholder communication fees	6,822
Registration fees	407
Total expenses before waiver/reimbursement	235,663
Less: expense waiver/reimbursement by Adviser	(173,622)
Net expenses	62,041
Net Investment Income	49,048
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(39,233)
Net change in unrealized appreciation of investments and translations of foreign currency	931,975
Net Realized and Unrealized Gain on Investments	892,742
Net Increase in Net Assets Resulting from Operations	$941,790

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	11

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Operations
Net investment income	$49,048	$32,354
Net realized loss on investments, including foreign currency gain (loss)	(39,233)	(330,358)
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	931,975	(733,420)
Net increase (decrease) in net assets resulting from operations	941,790	(1,031,424)
Capital Share Transactions
Class II:
Proceeds from shares sold	10,685,832	4,196,122
Proceeds from reinvestment of distributions	63,078	19,031
Payments for shares redeemed	(6,913,546)	(2,447,914)
Net increase in net assets resulting from capital share transactions	3,835,364	1,767,239
Distributions to Shareholders
Class II:
From net investment income	(63,478)	(6,585)
From net realized gains	—	(12,764)
Total distributions to shareholders	(63,478)	(19,349)
Total Increase in Net Assets	4,713,676	716,466
Net Assets
Beginning of year	2,140,426	1,423,960
End of year (including undistributed net investment income of $87,119 and $43,316, respectively)	$6,854,102	$2,140,426
Transactions in Shares
Shares sold	1,374,023	440,745
Shares issued to holders in reinvestment of dividends	7,430	2,711
Shares redeemed	(883,442)	(272,792)
Net increase	498,011	170,664

See accompanying Notes to Financial Statements.
12	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Financial Highlights
Class II

			Period from
	Year Ended	Year Ended	April 30, 2014(1) to
	November 30, 2016	November 30, 2015	November 30, 2014
Per Common Share Data(2)
Net asset value, beginning of period	$6.93	$10.29	$10.00
Investment operations:
Net investment income (loss)(3)	(0.02)	0.09	0.02
Net realized and unrealized gain (loss) on investments and
translations of foreign currency(3)	1.66	(3.39)	0.27
Total from investment operations	1.64	(3.30)	0.29
Less distributions from:
Net investment income	(0.08)	(0.02)	—
Net realized gains	—	(0.04)	—
Total distributions	(0.08)	(0.06)	—
Net asset value, end of period	$8.49	$6.93	$10.29
Total Return(4)	23.67%	(32.04)%	2.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$6,854	$2,140	$1,424
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(5)	5.70%	9.11%	23.43%
After expense waiver/reimbursement(5)	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement(5)	(3.01)%	(6.18)%	(21.32)%
After expense waiver/reimbursement(5)	1.19%	1.43%	0.61%
Portfolio turnover rate(4)	170%	120%	64%

(1)	Inception date of the Fund.
(2)	For a Class II Share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2015 and for the period from April 30, 2014 to November 30, 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	13

Notes to Financial Statements
November 30, 2016

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) is a non-diversified series of the Trust. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on April 30, 2014. The Fund currently offers two classes of shares: Class I and Class II. As of November 30, 2016, Class I shares were not yet available. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2016, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

During the year ended November 30, 2016, the Fund reallocated the amount of 2015 investment income and return of capital it recognized based on the 2015 tax reporting information received from investments. This reclassification amounted to a decrease in net investment income of approximately $2,879 or $0.005 per share, an increase in unrealized appreciation of investments of approximately $1,717 or $0.003 per share, and a decrease in realized loss on investments of approximately $1,162 or $0.002 per share for the year ended November 30, 2016.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in GAAP and federal income tax treatment of partnership investments and foreign currency. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2016, the Fund increased undistributed net investment income by $58,233 and increased accumulated net realized loss by $58,233.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

14	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class II shares. Shareholder service fees are expensed at 0.15% of average daily net assets of Class II shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2016, the Fund had investments in illiquid securities with a total value of $57,097 or 0.8% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Acquisition Cost
Rice Midstream Partners LP	2,803	10/2016	$60,265

The carrying value per unit of unrestricted common units of Rice Midstream Partners LP was $23.32 on September 29, 2016, the date of the purchase agreement and the date an enforceable right to acquire the restricted Rice Midstream Partners LP units was obtained by the Fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid, ask or mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid, ask or mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Tortoise Capital Advisors	15

Notes to Financial Statements (continued)

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common stock	$4,971,756	$—	$—	$4,971,756
Master limited partnerships	1,593,526	57,097	—	1,650,623
Short-term investment	9,795	—	—	9,795
Total investments in securities	$6,575,077	$57,097	$—	$6,632,174

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2016, Rice Midstream Partners LP common units held by the Fund in the amount of $4,827 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Fund during the year ended November 30, 2016. The Fund did not invest in any Level 3 investments.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.50% of the average daily net assets of the Fund’s Class II shares. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2017	$112,793
11/30/2018	172,413
11/30/2019	173,622

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets, 0.06% on the next $250 million and 0.04% of the average daily net assets in excess of $375 million, subject to an annual minimum of $60,000. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2016 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution & Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class II only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Class II average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended November 30, 2016, Class II incurred expenses of $10,340 pursuant to the Plan.

16	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of Class II. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators that have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended November 30, 2016, Class II incurred shareholder servicing fees of $6,204 under the Agreement.

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Fund for the year ended November 30, 2016 were as follows:

	Purchases	Sales
Other	$10,781,845	$7,047,724

8. Federal Tax Information

As of November 30, 2016, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

Cost of investments	$6,768,017
Gross unrealized appreciation	210,962
Gross unrealized depreciation	(420,222)
Net unrealized depreciation	(209,260)
Undistributed ordinary income	78,686
Undistributed long-term capital gain	—
Total distributable earnings	78,686
Other accumulated losses	(94,877)
Total accumulated losses	$(225,451)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments.

As of November 30, 2016, the Fund had a long-term capital loss carryforward of $94,877, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

During the year ended November 30, 2016, the Fund paid the following distributions to shareholders:

Ordinary income*	$63,478
Long-term capital gains	—
Total distributions	$63,478

During the year ended November 30, 2015, the Fund paid the following distributions to shareholders:

Ordinary income*	$19,349
Long-term capital gains	—
Total distributions	$19,349

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2016, Jefferson National Life Insurance Company, for the benefit of its customers, owned 99.4% of the outstanding shares of the Fund.

Tortoise Capital Advisors	17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Stockholders
Tortoise VIP MLP & Pipeline Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise VIP MLP & Pipeline Portfolio (one of the portfolios constituting the Managed Portfolio Series (the Fund)) as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise VIP MLP & Pipeline Portfolio at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 30, 2017

18	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Trustees and Officers (unaudited)
November 30, 2016

			Number of
			Portfolios		Other Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	34	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (15 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	34	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (15 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	34	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (9 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	34	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Tortoise Capital Advisors	19

Trustees and Officers (unaudited) (continued)
November 30, 2016

Number of
			Portfolios		Other Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godrey & Kahn S.C. (2012-2016); Graduate, University of Wisconsin Law School (2009-2012).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

20	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2016 was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0%.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Capital Advisors	21

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee
Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
Brian Kessens, CFA
James Mick, CFA
Matt Sallee, CFA
Rob Thummel

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2016 and November 30, 2015, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$116,500	$113,000
Audit-Related Fees	$0	$0
Tax Fees	$54,900	$45,750
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	$54,900	$45,750
Registrant’s Investment Adviser	$143,300	$79,900

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	January 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	January 27, 2017

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	January 27, 2017

* Print the name and title of each signing officer under his or her signature.